Condensed Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
CONDENSED CONSOLIDATED BALANCE SHEETS
Accounts receivable, allowance	$ 4,998	$ 5,005	$ 3,911
Contract assets, allowance	$ 1,000	$ 1,000	$ 500
Common shares, par value, (per share)	$ 0.01	$ 0.01	$ 0.01
Common shares, shares authorized	1,000	1,000	1,000
Common shares, shares issued	1	1	1
Common shares, shares outstanding	1	1	1